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NUMBER                     HARRIS INTERACTIVE INC.                  SHARES


          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                        CUSIP 414549
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT





is the owner of


   FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                        HARRIS INTERACTIVE INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                           HARRIS INTERACTIVE INC.
                                 CORPORATE
                                   SEAL
                                   1997
                                 DELAWARE



     /s/ Illegible                                             /s/ Illegible

     President                                                 Secretary

COUNTERSIGNED AND REGISTERED:
                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 TRANSFER AGENT AND REGISTRAR

BY


                                                         AUTHORIZED SIGNATURE


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

TEN COM - as tenants in common                       UNIC GIFT MIN ACT-         Custodian
TEN ENT - as tenants by the entireties                                 --------          ----------
JT TEN -  as joint tenants with right                                   (Cust)            (Minor)
          of survivorship and not as tenants                           under Uniform Gifts to Minors
          in common                                                    Act
                                                                          -----------------
                                                                               (State)

                         Additional abbreviations may also be used though not in the above list.

     For value received,                                   hereby sell, assign and transfer unto
                        ----------------------------------

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     INDENTIFYING NUMBER OF ASSIGNEE
     ------------------------

     ------------------------

----------------------------------------------------------------------------------------------
        (PLEASE PRINT OR TYPEWRITE NUMBER AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of subsitution in the premises.

Dated
     --------------------------

                                  ------------------------------------------------------------
                        NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                  WHATEVER.


    SIGNATURE(S) GUARANTEED       ------------------------------------------------------------
                                  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIBIBLE GUARANTOR
                                  INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                  ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                  APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                  S.E.C. RULE 17Ad-16.


    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
    STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL
    REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
    ISSUANCE OF A REPLACEMENT CERTIFICATE.


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